UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    January 11, 2011

SeraCare Life Sciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34105	33-0056054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

37 Birch Street, Milford, Massachusetts 01757
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (508) 244-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant

New independent registered public accounting firm

On January 11, 2011, we engaged BDO USA, LLP as our independent registered public accounting firm after a thorough selection process, which included meeting with, and reviewing proposals from, several candidates.  The decision to engage BDO as our independent registered public accounting firm was approved by the Audit Committee of our Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 12, 2011
SERACARE LIFE SCIENCES, INC.

By:           /s/ Gregory A. Gould
                 Gregory A. Gould, Chief Financial Officer,
                 Treasurer and Secretary